UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐ Definitive proxy statement.

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ANI Pharmaceuticals, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 14, 2019. Meeting Information ANI PHARMACEUTICALS, INC. Meeting Type: Annual Meeting For holders as of: March 15, 2019 Date: May 14, 2019 Time: 9:00 AM EDT Location: MVP Capital Partners 259 N. Radnor-Chester Road Suite I30 Radnor, PA 19087 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. ANI PHARMACEUTICALS, INC. 210 MAIN STREET WEST BAUDETTE, MN 56623 E64817-P20612-Z74549 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice and Proxy Statement 2. Annual Report on Form 10-K How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. XXXX XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 30, 2019 to facilitate timely delivery. How To Vote E64818-P20612-Z74549 Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends you vote "FOR" the following nominees: 1. Election of Directors Nominees: 1a. Robert E. Brown, Jr. 1b. Arthur S. Przybyl 1c. Thomas J. Haughey 1d. David B. Nash, M.D., M.B.A. 1e. Thomas A. Penn 1f. Patrick D. Walsh The Board of Directors recommends you vote "FOR" proposal 2. 2. To ratify the appointment of EisnerAmper LLP as the Company's independent registered public accounting firm for the year ending December 31, 2019. NOTE: THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN. UNLESS CONTRADICTORY INSTRUCTIONS ARE PROPERLY GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" ALL OF THE NOMINEES SET FORTH IN PROPOSAL 1 AND "FOR" PROPOSAL 2, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTER THAT IS PROPERLY PRESENTED AT THE MEETING. E64819-P20612-Z74549

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